UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to §240.14a-12

RICHTECH ROBOTICS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

RICHTECH ROBOTICS INC.
2975 Lincoln Rd
Las Vegas, NV 89115

September 17, 2025

To the Stockholders of Richtech Robotics Inc.:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Richtech Robotics Inc. (the “Company”) to be held at the offices of the Company at 2975 Lincoln Rd, Las Vegas, NV 89115, on Monday, September 29, 2025 at 10:00 a.m. Pacific Time, for the following purposes:

1.	To re-elect Stephen Markscheid as a director (the “Director Nominee”) to serve on the Company’s Board of Directors (the “Board”) for a three-year term that will expire at the 2028 Annual Meeting of Stockholders, or until his successor is elected and qualified;

2.	To ratify the appointment by the Board of Bush & Associates CPA LLC as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEE and A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE Fiscal year ending September 30, 2025.

The Board has fixed the close of business on August 25, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely yours,

/s/ Zhenwu (Wayne) Huang
Zhenwu (Wayne) Huang

Chief Executive Officer and Director
Richtech Robotics Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2024 ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT SEPTEMBER 17, 2025.

RICHTECH ROBOTICS INC.
2975 Lincoln Rd
Las Vegas, NV 89115

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on September 29, 2025

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Richtech Robotics Inc. (the “Company”) for use at the 2025 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m. Pacific Time on Monday, September 29, 2025 at the offices of the Company at 2975 Lincoln Rd, Las Vegas, NV 89115, for the following purposes:

1.	To re-elect Stephen Markscheid as a director (the “Director Nominee”) to serve on the Company’s Board of Directors (the “Board”) for a three-year term that will expire at the 2028 Annual Meeting of Stockholders, or until his successor is elected and qualified;

2.	To ratify the appointment by the Board of Bush & Associates CPA LLC (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of the Director Nominee, and a vote “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

Stockholders of record of our Class A common stock and Class B common stock at the close of business on August 25, 2025 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend the Annual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Annual Meeting by visiting the website: www.richtechrobotics.com. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of Class A common stock entitles the holder thereof to ten (10) votes and each share of Class B common stock entitles the holder thereof to one (1) vote. A complete list of stockholders of record entitled to vote at this Annual Meeting will be available for ten (10) days before this Annual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being mailed to stockholders on or about September 17, 2025.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Zhenwu (Wayne) Huang
Zhenwu (Wayne) Huang

Chief Executive Officer and Director
Richtech Robotics Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE DIRECTOR NOMINEE AND THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025.

i

PROXY STATEMENT

RICHTECH ROBOTICS INC.
ANNUAL MEETING OF STOCKHOLDERS
to be held on Monday, September 29, 2025 at 10:00 a.m. Pacific time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these Proxy Materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Richtech Robotics Inc. for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of the Company at 2975 Lincoln Rd, Las Vegas, NV 89115, on Monday, September 29, 2025 at 10:00 a.m. Pacific time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about September 17, 2025. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to Richtech Robotics Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended September 30, 2024; and

●	a proxy card (if you are a stockholder of record) or a voting instruction form (if you are a beneficial owner of shares held in street name).

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and/or Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) on August 25, 2025 (the “Record Date”) may vote at the Annual Meeting. There were 39,934,846 shares of Class A Common Stock outstanding on the Record Date, each having ten (10) votes per share, and there were 113,214,000 shares of Class B Common Stock outstanding on the Record Date, each having one (1) vote per share. All shares of Common Stock vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors.”

How do I attend the Annual Meeting?

If you plan to attend the meeting in person, please RSVP when you vote your shares online or by phone. If you vote by mail, you can use the Meeting Attendance checkbox at the bottom of your proxy card. You can also RSVP via email to annualmeeting@richtechrobotics.com with RSVP as the subject line no later than 11:59 p.m. Pacific time on September 28, 2025. Admission to the annual meeting is limited to the Company’s stockholders or their proxy holders. In order to be admitted to the annual meeting, each stockholder will be asked to present proof of stock ownership and valid government-issued photo identification, such as a driver’s license. Proof of stock ownership may consist of the proxy card, or if shares are held in the name of a broker, bank or other nominee, an account statement or letter from the nominee indicating that you beneficially owned shares of the Company’s Common Stock at the close of business on August 25, 2025, the Record Date for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint Zhenwu (Wayne) Huang, our Chief Executive Officer and a Director, and Zhenqiang Huang, our Chief Financial Officer and a Director, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Zhenwu (Wayne) Huang and Zhenqiang (Michael) Huang to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote:

1.	To re-elect Stephen Markscheid as a director to serve on the Board for a three-year term that will expire at the 2028 Annual Meeting of Stockholders, or until his successor is elected and qualified;

2.	To ratify the appointment by the Board of Bush & Associates CPA LLC (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” the Director Nominee, and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1)	Via the Internet. Use the internet to vote by going to the internet address listed on your proxy; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)	Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)	At the Annual Meeting. You may vote in person at the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(4)	By Mail. You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	sending a written notice to Zhenqiang (Michael) Huang, our Chief Financial Officer and Director, stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

●	Voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” the Director Nominee or “withhold” authority to vote for the Director Nominee. With respect to proposal 2 you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors is “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominee as directors of the Company?

In the election of directors, the person receiving the highest number of affirmative votes at the Annual Meeting will be elected. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending September 30, 2025. Abstentions will have no direct effect on the outcome of this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for the Director Nominee, and “for” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We may announce voting results at the Annual Meeting and will file a Current Report on Form 8-K announcing the voting results of the Annual Meeting.

Who can help answer my questions?

You can contact our Chief Financial Officer, Zhenqiang (Michael) Huang, at annualmeeting@richtechrobotics.com or by sending a letter to Mr. Huang at the offices of the Company at 2975 Lincoln Rd, Las Vegas, NV 89115 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Who bears the cost of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. We expect to request nominee organizations to assist in the distribution of our proxy materials to their beneficial owner customers and may reimburse such organizations for certain of their reasonable out-of-pocket expenses related thereto. Our officers, directors and employees may assist in soliciting proxies or votes by telephone, electronic and personal communications, but no additional compensation will be paid to such individuals in connection with such activities.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of Richtech Robotics Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on September 29, 2025, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about September 17, 2025. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Annual Meeting.

Date, Time, Place of Annual Meeting

The Annual Meeting will be held at the offices of the Company at 2975 Lincoln Rd, Las Vegas, NV 89115, on Monday, September 29, 2025 at 10:00 a.m. Pacific Time, or such other date, time and place to which the Meeting may be adjourned or postponed.

Attending the Annual Meeting

If you plan to attend the meeting in person, please RSVP when you vote your shares online or by phone. If you vote by mail, you can use the Meeting Attendance checkbox at the bottom of your proxy card. You can also RSVP via email to annualmeeting@richtechrobotics.com with RSVP as the subject line no later than 11:59 p.m. Pacific time on September 28, 2025. Admission to the Annual Meeting is limited to the Company’s stockholders or their proxy holders. In order to be admitted to the annual meeting, each stockholder will be asked to present proof of stock ownership and valid government-issued photo identification, such as a driver’s license. Proof of stock ownership may consist of the proxy card, or if shares are held in the name of a broker, bank or other nominee, an account statement or letter from the nominee indicating that you beneficially owned shares of the Company’s Common Stock at the close of business on August 25, 2025, the Record Date for the Annual Meeting.

Purpose of the Annual Meeting

At the Annual Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	To re-elect the Director Nominee to serve on the Board for a three-year term that will expire at the 2028 Annual Meeting of Stockholders, or until his successor is elected and qualified;

2.	To ratify the appointment by the Board of Bush & Associates CPA LLC as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” the Director Nominee and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

Record Date and Voting Power

Our Board fixed the close of business on August 25, 2025, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at the Annual Meeting. As of the Record Date, there were 39,934,846 shares of Class A Common Stock outstanding and 113,214,000 shares of Class B Common Stock outstanding. Each share of Class A Common Stock entitles the holder thereof to ten (10) votes and each share of Class B Common Stock entitles the holder thereof to one (1) vote. Accordingly, a total of 153,148,846 votes may be cast at the Annual Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the voting power of the capital stock of the Company that is issued and outstanding and entitled to vote at the Annual Meeting is represented at the Annual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

In the election of directors, the person receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will have no effect on the election of directors.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending September 30, 2025. Abstentions will have no effect on the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

Voting

There are four ways to vote:

1.	Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2.	Via Telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

3.	At the Annual Meeting. You may vote in person at the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

4.	By mail. You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Nevada law, our second amended and restated articles of incorporation (“Articles of Incorporation”), or our second amended and restated bylaws (“Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our Chief Financial Officer, Zhenqiang (Michael) Huang, at annualmeeting@richtechrobotics.com or by sending a letter to Mr. Huang at the offices of the Company at 2975 Lincoln Rd, Las Vegas, NV 89115 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located 2975 Lincoln Rd, Las Vegas, NV 89115. The Company’s telephone number at such address is (866) 236-3835.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the ELECTION of THE director nominee, AND “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominee to stand for re-election at the Annual Meeting. Stockholders will be asked to re-elect the Director Nominee, to hold office until the 2028 Annual Meeting of Stockholders or until his successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of the Director Nominee.

We have been advised by the Director Nominee that he is willing to be named as a nominee and is willing to serve or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominee, it is the intention of the person named in the proxy to vote for the election of such other person as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominee

Our Board currently is divided into three (3) classes, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, which consists of Stephen Markscheid, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, which consists of Saul Factor and John Shigley, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, which consists of Zhenwu (Wayne) Huang and Zhenqiang (Michael) Huang, will expire at the third annual meeting of stockholders.

Accordingly, at the Annual Meeting, Stephen Markscheid is to be re-elected, to serve until the 2028 Annual Meeting of Stockholders and until his successor shall be elected and shall qualify. The current director that has determined to stand for reelection at the Annual Meeting has been nominated for reelection to the Board. The Director Nominee is available for election as members of the Board. If for any reason the Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The biography of the Director Nominee is set forth below under the section entitled “Directors, Executive Officers and Corporate Governance.”

Required Vote

In the election of directors, the person receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRETOR NOMINEE.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Title
Zhenwu (Wayne) Huang	49	Chief Executive Officer and Director
Zhenqiang (Michael) Huang	47	Chief Financial Officer and Director
Phil Zheng	33	Chief Operating Officer
Matthew G. Casella	47	President
John Shigley	69	Director
Stephen Markscheid	71	Director
Saul Factor	65	Director

Biographies of Executive Officers and Directors

Mr. Zhenwu (Wayne) Huang has served as our Founder, Chief Executive Officer and director since the founding of the Company in July 2016. Mr. Huang has 20 years of experience leading corporations across multiple technology industries. Mr. Huang directs the core focus of the company, formulates and implements business policies through the Company’s management team, and directly oversees R&D operations. He served as co-founder and Chief Executive Officer of Nanjing Rich Digital Technology Co. Ltd. from 2003 to 2007, a leading value-add service provider for telecommunications. There, he pioneered live interactive TV games based on smart computer vision. and had a peak audience of over 100 million subscribers. This success can be attributed to Mr. Huang’s understanding of customer centric design, utilizing technology to elevate the customer experience. Mr. Huang served was the co-founder and Chief Executive Officer of Richtech System Ltd. from 2007 to 2016, a global supplier of smart hardware and interactive multimedia systems to over 120 countries. Mr. Huang received a Bachelor in Computer Information Management from Huadong Finance and Economics College in July 2000. We believe that Mr. Huang’s extensive knowledge of our Company as co-founder and his experience in executive roles across multiple industries make him qualified to serve on our Board.

Mr. Zhenqiang (Michael) Huang has served as our co-founder, Chief Financial Officer and director since the founding of the Company in July 2016. He oversees the functions relating to finance, accounting, reporting and procurement. Mr. Huang was co-founder of Nanjing Rich Digital Technology Co. Ltd. from 2003 to 2007 where he oversaw international cooperation and partnerships. He served as co-founder and Chief Financial Officer of Richtech System Ltd. from 2007 to 2016, leading the company on its international expansion and business development. Mr. Huang holds a management training certificate from the Federal Ministry of Economics and Technology of Germany since 2012. He received his Bachelor’s Degree in Economics from Nanjing University in June 2000. We believe that Mr. Huang’s extensive knowledge of our Company as co-founder and his experience in finance and international business development make him qualified to serve on our Board.

Mr. Phil Zheng has served as our Chief Operating Officer since February 2020. He oversees the operations of the Company, including business development, marketing, product design, R&D process, market research, compliance, administration of standardized operating procedures, customer relations, and partnerships. Prior to that, he served as the Company’s Director of Operations from July 2017 to January 2019 and Chief Revenue Officer from February 2019 to January 2020, where he was tasked to build and scale company departments into effective business units and direct sales revenues strategies. He has a Bachelor of Arts from the University of California, Los Angeles, and a Juris Doctor from the University of California, Irvine, School of Law. We believe Mr. Zheng’s extensive knowledge of the Company’s internal operations qualifies him to be our Chief Operating Officer.

Mr. Matthew G. Casella has served as our President since August 2023. He has over 20 years of diverse experience in finance, hospitality, and technology. He has a proven track record in project management, strategic planning, and financial analysis. As a Co-Founder of Caravive, Inc. (from 2019 to 2023), an early-stage food tech development company, he collaborated with a diverse team of industry experts to explore and develop innovation in the restaurant sector. From 2015 to 2021, he served as CFO at PRG, LLC, a restaurant automation startup. From 2012 to 2015, he served as the Director of Training and Deployment at LYFE Kitchen, a restaurant chain, where he played an important role in growing the restaurant chain from one to 16 locations in under three years opening restaurants in New York, Tennessee, Chicago, Colorado, Texas and California. Mr. Casella received his Bachelor of Science degree in Finance from the University of Illinois Urbana-Champaign in 2001.

Mr. John Shigley joined our Board as an independent director in November 2023. Mr. Shigley is a retired Nevada certified public accountant with over 30 years of executive experience in large casino-hotels. Mr. Shigley has held various positions in finance, marketing and operations, including Chief Financial Officer of Primadonna Resorts (1998 to 2000), President of Caesars Palace (2000 to 2001), Executive Vice President of New York, New York Hotel and Casino in Las Vegas (2002 to 2005), Executive Vice President (2005 to 2011) and Chief Financial Officer (2005 to 2008) of MGM Grand Hotel Las Vegas, President of MGM Vietnam (March 2011 to April 2013), Executive Vice President of MGM Macau (May 2013 to January 2014) and Chief Operating Officer of Gaming for MGM China (January 2014 to February, 2019). Mr. Shigley received his B.S. in Accountancy from Northern Illinois University and spent his early career with a large international certified public accounting firm. We believe that Mr. Shigley’s experience in financial and operational management and his established network in the hospitality industry make him a qualified candidate to serve on our Board.

Mr. Stephen Markscheid joined our Board as an independent director in November 2023. Mr. Markscheid has been the Managing Partner of Aerion Capital, a family office, since July 2022. He currently serves as independent non-executive director of six other publicly listed companies: Jinko Solar Inc. (NYSE: JKS), a solar panel manufacturer (since 2010); ConnectM Technology Solutions, Inc. (Nasdaq: CNTM), a technology company (since July 2024); Four Leaf Acquisition Corporation (Nasdaq: FORL), a special purpose acquisition company (since 2023); Charlton Aria Acquisition Corporation (Nasdaq: CHARU), a special purpose acquisition company (since October 2024); Pantages Acquisition Corporation (Nasdaq: PGACU), a special purpose acquisition company (since December 2024), and Starry Sea Acquisition Corporation (Nasdaq: SSEAU), a special purpose acquisition company (since June 2025). Mr. Markscheid previously served as a director on numerous public boards including Cenntro Inc. (Nasdaq CENN), an electric vehicle manufacturer from 2023 to 2024, UGE International (XTSX:UGE), a solar installation company from August 2019 to July 2023, Fanhua, Inc. (Nasdaq: FANH), a financial services provider from 2007 to 2024, Kingwisoft Technology Services Ltd. (HKSE: 8295.HK), an information technology company from 2016 to 2024, and several special purpose acquisition companies. He is also a trustee emeritus of Princeton-in-Asia. From 1998 to 2006, he worked for GE Capital. During his time with GE Capital, Mr. Markscheid led GE Capital’s business development activities in China and Asia Pacific, primarily acquisitions and direct investments. Prior to GE Capital, Mr. Markscheid worked with the Boston Consulting Group throughout Asia. He was a banker for ten years in London, Chicago, New York, Hong Kong and Beijing with Chase Manhattan Bank and First National Bank of Chicago. Mr. Markscheid began his career with the US-China Business Council, in Washington D.C. and Beijing. He earned a BA in East Asian Studies from Princeton University in 1976, an MA in international affairs from Johns Hopkins University in 1980, and an MBA from Columbia University in 1991, where he was class valedictorian. We believe that Mr. Markscheid’s extensive experience serving on public boards and working with technology companies makes him a qualified candidate to serve on our Board.

Mr. Markscheid was a consolidated defendant in his capacity as a director of ChinaCast Education Corporation (“ChinaCast”) in a securities lawsuit filed on May 2, 2012 in the U.S. District Court for the Central District of California, alleging misrepresentation of ChinaCast’s financial conditions and its failure to disclose cash transfers of $120 million to certain officers and directors of ChinaCast. On November 8, 2016, the district court ruled in favor of the class action plaintiffs, finding ChinaCast was liable for $65.8 million. On August 25, 2014, a securities complaint alleging similar violations was also filed in the Delaware Court of Chancery (the “Chancery Court”) by ChinaCast, where Mr. Markscheid was named a third-party defendant. On March 23, 2015, the Chancery Court entered a judgment in favor of the plaintiff, ordering a former director of ChinaCast with damages of $183.3 million caused by breach of fiduciary duty. The former director filed a third party complaint against the other directors, including Mr. Markscheid, which was settled in December 2022.

Mr. Markscheid was a defendant in his capacity as a director of JinkoSolar Holding Co. Ltd. (“JinkoSolar”) in a class action securities lawsuit filed in October 2011. The plaintiff alleged the JinkoSolar directors of making materially false and misleading statements regarding its compliance with environmental regulations. The case was settled in March 2016.

Mr. Markscheid was a defendant in his capacity as a director of China Integrated Energy, Inc. (“CBEH”) in a class action securities lawsuit filed on June 30, 2011, where the president, officers, directors of CBEH were alleged to have disseminated materially misleading statements and failed to disclose material information concerning the CBEH’s true financial condition and business prospects (“CBEH June 2011 Case”). Mr. Markscheid was also a defendant in his capacity as a director of CBEH in a class action securities lawsuit filed on July 8, 2011, where the officers of CBEH were alleged to have made improper statements regarding its financial results and business operations, caused it to enter into non-accretive acquisitions for entities that they knew were overvalued, failed to implement an effective system of internal and financial controls, and obstructed the CBEH’s audit committee’s independent investigation (“CBEH July 2011 Case”). CBEH June 2011 Case and CBEH July 2011 Case were later consolidated, which was settled in December 2015.

Mr. Saul Factor joined our Board as an independent director in November 2023. Mr. Factor has over 20 years of experience as a healthcare and pharmaceuticals executive, with experience driving business operations across various countries around the world. Mr. Factor currently serves as president of Factor Healthcare Consulting, a pharmaceuticals consulting company, which he founded in 2020. Prior to that, he served in various roles at different pharmaceuticals and healthcare companies, including serving as president of Smith Drug Company (2017 to 2020), where he directed marketing, sales, operations, and financial functions; executive vice president of strategy at Accord Healthcare (2016 to 2017); president of global sourcing & procurement and senior vice president of Global Generics at McKesson Corporation (2006 to 2016); chief operating officer at RX America, LLC (2003 to 2006); and B2B Brand Manager and Leader at Eli Lily & Company (2000 to 2003). Mr. Factor received a Bachelor of Science in Pharmacy from Northeastern University and a Master of Business Administration (MBA) from the University of New Haven. We believe that Mr. Factor’s executive leadership experience and specialty in fostering corporate growth make him a qualified candidate to serve on our Board.

To the best of the Company’s knowledge, there are no other arrangements or understandings currently existing between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers, except that Mr. Zhenqiang (Michael) Huang and Mr. Zhenwu (Wayne) Huang are brothers.

To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors or executive officers.

Board Composition

Our business and affairs are organized under the direction of our Board, which consists of five (5) members. Our directors hold office until the earlier of their death, resignation, removal, or disqualification, or until their successors have been elected and qualified. Our Board does not have a formal policy on whether the roles of Chief Executive Officer and chairman of our Board should be separate. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling, and direction to our management. Our Board meets on a regular basis.

In addition, in accordance with the terms of our Articles of Incorporation and Bylaws, our Board is divided into three (3) classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, which consists of Stephen Markscheid, expires at the Annual Meeting, and Mr. Markscheid is up for re-election at the Annual Meeting. The term of office of the second class of directors, which consists of Saul Factor and John Shigley, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, which consists of Zhenwu (Wayne) Huang and Zhenqiang (Michael) Huang, will expire at the third annual meeting of stockholders. We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Our Articles of Incorporation and second Bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Our Articles of Incorporation and second Bylaws also provide that our directors may be removed only for cause, and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the total voting power of the outstanding shares of capital stock of the Company entitled to vote in the election of directors, voting together as a single class, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office.

Director Independence

The Nasdaq Marketplace Rules require a majority of a listed company’s Board to be comprised of independent directors within one year of listing. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act.

Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board has reviewed the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that each of John Shigley, Stephen Markscheid and Saul Factor is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules and that John Shigley, Stephen Markscheid and Saul Factor are “independent directors.” Our Board also determined that John Shigley, Stephen Markscheid and Saul Factor, who are members of our audit committee, Stephen Markscheid and Saul Factor, who are members of our compensation committee, and Stephen Markscheid and Saul Factor, who are members of our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determinations, our Board considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Committees

Our Board has established three standing committees — audit, compensation and nominating and corporate governance — each of which operates under a charter that has been approved by our Board. Copies of each committee’s charter are posted on the Investor Relations section of our website, which is located at www.richtechrobotics.com. Each committee has the composition and responsibilities described below. Our Board may from time to time establish other committees.

Audit Committee

Our audit committee consists of John Shigley, who is the chair of the audit committee, Stephen Markscheid and Saul Factor. Our Board has determined that each of the members of our audit committee satisfies the Nasdaq Marketplace Rules and SEC independence requirements. The functions of this committee include, among other things:

●	evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

●	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

●	reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

●	reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

●	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

●	reviewing and evaluating on an annual basis the performance of the audit committee, including compliance of the audit committee with its charter.

Our Board has determined that John Shigley qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations and meets the financial sophistication requirements of the Nasdaq Marketplace Rules. In making this determination, our board has considered extensive financial experience and business background. Both our independent registered public accounting firm and management periodically meet privately with our audit committee.

Compensation Committee

Our compensation committee consists of Stephen Markscheid, who is the chair of the compensation committee, and Saul Factor. Our Board has determined that each of the members of our compensation committee is an outside director, as defined pursuant to Section 162(m) of the Code, and satisfies the Nasdaq Marketplace Rules independence requirements. The functions of this committee include, among other things:

●	reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;

●	reviewing and approving the compensation, the performance goals and objectives relevant to the compensation, and other terms of employment of our executive officers;

●	reviewing and approving (or if it deems appropriate, making recommendations to the full Board regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

●	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

●	reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC; and

●	preparing the report that the SEC requires in our annual proxy statement.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Saul Factor, who is the chair of the compensation committee, and Stephen Markscheid. Our Board has determined that each of the members of this committee satisfies the Nasdaq Marketplace Rules independence requirements. The functions of this committee include, among other things:

●	identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

●	evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;

●	evaluating, nominating and recommending individuals for membership on our Board; and

●	evaluating nominations by stockholders of candidates for election to our Board.

The compensation committee will take into account may factors in determining recommendations for persons to serve on the Board, including the following:

●	personal and professional integrity, ethics and values;

●	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

●	experience as a board member or executive officer of another publicly-held company;

●	strong finance experience;

●	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

●	diversity of background and perspective including, without limitation, with respect to age, gender, race, place of residence and specialized experience;

●	experience relevant to our business industry and with relevant social policy concerns; and

●	relevant academic expertise or other proficiency in an area of our business operations.

Attendance

There were eight (8) meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2024. Each of our directors attended all of the meetings of the Board held during fiscal year 2024, while such director was a member of the Board.

There were four (4) meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2024. Each of the committee members attended all of the meetings of the Audit Committee held during fiscal year 2024 while such committee member served on the Audit Committee.

There was one (1) meeting, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2024. Each of the committee members attended such meeting of the Compensation Committee held during fiscal year 2024.

There were no meetings, exclusive of action by unanimous written consent, of the Nominating and Corporate Governance Committee held during fiscal year 2024.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

Role of Board in Risk Oversight Process

Our co-founder and Chief Executive Officer, Zhenwu (Wayne) Huang, beneficially owns approximately 59.1% of the voting power of our Common Stock as of the date hereof. Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate. Zhenwu (Wayne) Huang, as one of our founders and as our Chief Executive Officer, has extensive knowledge of all aspects of the Company, our business and risks.

While management is responsible for assessing and managing risks to the Company, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks, and standing committees of our Board. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves, or in the past has served, as a member of the Board or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board or our compensation committee. None of the members of our compensation committee is, or has ever been, an officer or employee of our company.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our employees, officers and directors. A current copy of the code is posted on the Corporate Governance section of our website, which is located at www.richtechrobotics.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Insider Trading Policy

We have adopted a formal policy against insider trading which provides guidelines to all of our directors, officers, employees, and consultants with respect to trading in our securities, as well as the securities of publicly traded companies with whom we have a business relationship. This policy has been designed to prevent insider trading or even allegations of insider trading.

Compensation Recovery and Clawback Policy

Under the Sarbanes-Oxley Act, in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our executive officers. The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

On November 13, 2023, our Board approved the adoption of the Executive Compensation Clawback Policy (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the SEC under the Rule, and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from our current and former executive officers as defined in the Rule (“Covered Officers”) in the event that we are required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our Board may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our common stock with the Commission. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the year ended September 30, 2024, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except as set forth below:

●	King Bliss Limited, a ten percent stockholder, failed to timely file its Form 4 once.

●	John Shigley, a director, failed to timely file its Form 4 once.

●	Stephen Markscheid, a director, failed to timely file its Form 4 once.

●	Saul Factor, a director, failed to timely file its Form 4 once.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Compensation

This section discusses the material components of the executive compensation program for our named executive officers for the years ended September 30, 2024 and 2023. Individuals we refer to as our “named executive officers” include our Chief Executive Officer and our two other most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended September 30, 2024.

Our named executive officers are:

●	Zhenwu (Wayne) Huang	Chief Executive Officer

●	Matthew Casella	President

●	Phil Zheng	Chief Operating Officer

Summary Compensation Table

The following table presents the compensation awarded to or earned by or paid to our named executive officers during the fiscal years ended September 30, 2024 and 2023.

Name and Principal Position	Year (FY)	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Zhenwu (Wayne) Huang	2024	120,000		-	-	-	-	120,000
CEO	2023	120,016	800	-	-	-	-	120,816
Phil Zheng	2024	133,717	-	-	-	-	-	133,717
COO	2023	60,000	-	-	-	-	-	60,000
Matthew Casella	2024	168,654		-	-	-	-	180,000
President	2023	---		-	-	-	-	---

Narrative to Summary Compensation Table

Employment Agreements

For the fiscal year ended September 30, 2024, the Company maintained employment agreements with its Chief Executive Officer, Chief Operating Officer and President. Each of the agreements provide for paid holidays, health insurance eligibility, and severance as required by applicable law. Following termination of employment, the executives agreed to refrain from (i) hiring or attempting to hire any current employees of the Company; and (ii) solicit business from current clients or clients who have retained the Company in the 6-month period immediately preceding the employment termination.

Agreement with Chief Executive Officer

The CEO employment agreement was entered as of July 1, 2016. Initially, the CEO annual base salary was $120,000, and for the fiscal year ended September 30, 2024, the annual base salary for Mr. Zhenwu (Wayne) Huang was $120,000. Upon termination of employment without cause, the Company is required to pay to Mr. Zhenwu (Wayne) Huang an amount as required by the Employment Standards Act 2000 or other such legislation as may be in effect at the time of termination. This payment shall constitute the employee’s entire entitlement arising from said termination. The agreement provides for a non-solicitation period of six (6) months following the termination of employment.

Agreement with Chief Operating Officer

The COO employment agreement was entered as of July 2, 2020. Initially, Mr. Zheng was paid an hourly rate of $50 per hour, and for the fiscal year ended September 30, 2024, the annual base salary for Mr. Zheng was $133,717. On November 20, 2024, Mr. Zheng was granted 200,000 shares of Class B Common Stock. Upon termination of employment without cause, the Company is required to pay to Mr. Zheng an amount as required by the Employment Standards Act 2000 or other such legislation as may be in effect at the time of termination. This payment shall constitute the employee’s entire entitlement arising from said termination. The agreement provides for a non-solicitation period of six (6) months following the termination of employment.

On November 20, 2024, Mr. Zheng was granted 200,000 shares of Class B Common Stock

Agreement with President

The employment agreement with Matt Casella August 15, 2023. For the fiscal year ended September 30, 2023, the annual base salary for Mr. Casella was $168,654. Under the terms of the agreement, the annual stock option grant will follow a “50+70” plan, where 50,000 shares will be granted as vested stock options after one year of service, and an additional 70,000 shares will be granted based on the completion of annual performance targets. On November 20, 2024, Mr. Casella was granted 60,000 shares of Class B Common Stock. Upon termination of employment without cause, the Company is required to pay to Mr. Casella an amount as required by the Employment Standards Act 2000 or other such legislation as may be in effect at the time of termination. This payment shall constitute the employee’s entire entitlement arising from said termination. The agreement provides for a non-competition and non-solicitation period of twelve (12) months following the termination of employment.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for each named executive officer as of September 30, 2024.

Name	Number of Securities Underlying Unexercised Options (# exercisable)	Number of Securities Underlying Unexercised Options (# unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not yet vested
Zhenwu (Wayne) Huang CEO	-	-	-	-	-	-
Phil Zheng COO	-	-	-	-	-	-
Matthew Casella President	-	-	-	-	-	-

Incentive Plan

On November 16, 2023, our Board adopted the initial Richtech Robotics Inc. 2023 Stock Option Plan. On September 26, 2024, our Board and the holders of a majority of the voting power of the outstanding Class B Common Stock of the Company adopted resolutions by written consent to approve and adopted the Amended and Restated Richtech Robotics Inc. 2023 Stock Option Plan (as amended, the “Incentive Plan”), pursuant to the Company’s Bylaws and Nevada law. The principal purposes of the Incentive Plan are to: (a) attract and retain the best available personnel for positions of substantial responsibility; (b) provide additional incentive to employees, directors, and consultants; and (c) promote the success of the business of the Company. The following description of the principal terms of the Incentive Plan is a summary of the terms of the Incentive Plan and is qualified in its entirety by the full text of the Incentive Plan.

Administration of the Incentive Plan

Our Board or a committee appointed by the Board will administer the Incentive Plan. The plan administrator has broad authority to:

●	select participants and determine the types of awards that they are to receive;

●	determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and establish the vesting conditions (if applicable) of such shares or awards;

●	cancel, modify, or waive our rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

●	reduce the exercise price of an option if the fair market value of shares covered by such option has declined since the date the option was granted;

●	determine whether an option will be settled in cash instead of shares; and

●	construe and interpret the terms of the Incentive Plan and any agreements relating to the Incentive Plan.

Shares Subject to the Incentive Plan

An aggregate of 6,000,000 shares was initially reserved under the original Incentive Plan. An aggregate of 14,311,215 shares of Class B Common Stock was reserved for issuance under the amended and restated Incentive Plan (including the 6,000,000 shares originally reserved). As of September 16, 2025, 614,754 shares remained available for issuance under the Incentive Plan. If an option should expire or become unexercisable for any reason without having been exercised in full or no shares are issued with respect to an award, the shares underlying that award will again become available for issuance under the Incentive Plan. All of the shares available under the Incentive Plan may be issued upon the exercise of incentive stock options.

Participation

Employees, directors, and consultants that provide services to us or one of our subsidiaries may be selected to receive awards under the Incentive Plan. Incentive stock options may only be granted under the Incentive Plan to persons who, at the time of the grant, are employees of our Company or our subsidiaries.

Types of Awards

The Incentive Plan permits the granting of awards in the form of stock options and stock purchase rights, which include restricted stock awards and restricted stock units.

Stock Options. A stock option entitles the recipient to purchase shares of Class B Common Stock at a fixed exercise price. The exercise price per share will be determined by the plan administrator in the applicable award agreement in its sole discretion at the time of the grant. The exercise price can be paid in cash, check, net exercise, any consideration permissible under applicable law, or any combination of the foregoing. The maximum term of each stock option shall be fixed by the plan administrator, but in no event shall an option be exercisable more than ten (10) years after the date such option is granted.

The plan administrator may grant share options that qualify as “incentive stock options,” as described in Section 422 of the Code. The exercise price per share for an incentive stock option may not be less than 100% of the fair market value of a share of Class B Common Stock on the date of the grant. However, for an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our shares, the exercise price may not be less than 110% of the fair market value of a share of Class B Common Stock on the date of grant and the option term may not exceed five (5) years. The aggregate fair market value of all shares with respect to which incentive stock options are exercisable by any one individual participant for the first time during any calendar year (under all of the plans of the Company, including the Incentive Plan), measured at the date of the grant, may not exceed $100,000.

Restricted Stock. A restricted stock award is an award of Class B Common Stock that vests in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards.

Restricted Stock Units. Restricted stock units are the right to receive shares of Class B Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with our Company, the passage of time, or other restrictions or conditions. The plan administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards.

The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the Incentive Plan may, at the plan administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one share of Class B Common Stock while each restricted stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units. Settlement of dividend equivalents may be made in the form of cash, shares, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the restricted stock units to which they are payable.

Equitable Adjustments

In the event of a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of shares of Class B Common Stock, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the Incentive Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind, and exercise price of shares covered by outstanding awards made under the Incentive Plan.

Change in Control

In the event of any proposed change in control (as described in the Incentive Plan), the plan administrator will take any action as it deems appropriate, which action may include, without limitation, the following: (i) the continuation of any award, if the Company is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards; or (iv) accelerated vesting of the award and a limited period during which to exercise the award prior to closing of the change in control.

Transferability

An award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or by the laws of descent or distribution, and may be exercised or purchased during the lifetime of the participant, only by the participant.

Term

The Incentive Plan became effective upon initial adoption by the Board on November 16, 2023 and, unless terminated, the Incentive Plan will continue in effect for a term of ten (10) years.

Amendment and Termination

Our Board may amend, alter, suspend, or discontinue the Incentive Plan at any time. Any such termination will not affect outstanding awards. No amendment, alteration, suspension, or discontinuation of the Incentive Plan will impair the rights of any participant without the participant’s consent.

Director Compensation

The following table shows the compensation paid to our non-employee directors during the year ended September 30, 3024. On July 1, 2024, the Company issued 12,000 shares of its Class B common stock to each of its non-employee directors as compensation for their services on the Board. The shares were issued at the closing market price of the Company’s common stock on the date of grant. The total value of the stock issued to each director was $14,640.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Shigley	$-	14,640	-	-	-	-	$14,640
Stephen Markscheid	-	14,640	-	-	-	-	14,640
Saul Factor	-	14,640	-	-	-	-	14,640

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNER AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s Class A Common Stock and Class B Common Stock as of August 25, 2025 by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Class A Common Stock and Class B Common Stock;

●	each of the Company’s named executive officers and directors; and

●	all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 153,148,846 shares of Common Stock issued and outstanding as of August 25, 2025, which calculation includes (i) 39,934,846 shares of the Company’s Class A Common Stock and (ii) 113,214,000 shares of the Company’s Class B Common Stock. Voting power represents the combined voting power of shares of Class A Common Stock and Class B Common Stock owned beneficially by such person. On all matters to be voted upon, subject to the rights of any holders of any series of preferred stock, holders of shares of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of Class A Common Stock are entitled to ten (10) votes per share on all matters submitted to the stockholders for their vote or approval. Holders of Class B Common Stock are entitled to one (1) vote per share on all matters submitted to stockholders for their vote or approval.

In accordance with SEC rules, shares of our Class A Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within sixty (60) days after August 25, 2025 are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 2975 Lincoln Rd, Las Vegas, NV 89115. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name of Beneficial Owner(1)	Shares of Class A Common Stock	Shares of Class B Common Stock	% of Total Voting Power
Executive Officers and Directors
Zhenwu (Wayne) Huang	30,308,000	-	59.1%
Zhenqiang (Michael) Huang	7,892,000	-	15.4%
Phil Zheng	-	1,100,000	*
Matthew G. Casella	-	-	-
John Shigley	-	22,000	*
Stephen Markscheid	-	22,000	*
Saul Factor	-	22,000	*
All officers and directors as a group (7 individuals)	38,200,000	1,166,000	74.58%
85% Stockholders
N/A

*	Less than 1%.
(1)	Unless noted otherwise, the address of all listed stockholder is 4175 Cameron St Ste 1, Las Vegas, NV 89103. Each of the stockholder listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise.

Changes in Control

The Company knows of no arrangements resulting in a change in control of the Company. No officer, director, promoter, or affiliate of the Company has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

Certain Relationships and Related Transactions, and Director Independence

The following is a description of each transaction since October 1, 2023 and each currently proposed transaction in which:

●	the Company has been or is to be a participant;

●	the amount involved exceeded or exceeds the lesser of (a) $120,000 or (b) one percent of the average of the Company’s total assets at year-end for the fiscal years ended September 30, 2024 and 2023; and

●	any of the Company’s directors, executive officers or holders of more than 5% of its capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

During the year ended September 30, 2024, the Company repaid all outstanding loans from related parties. These loans, which were previously disclosed in our Form 10-K for the year ended September 30, 2023, were obtained to support the Company’s operations and growth. The repayment of these loans demonstrates the Company’s commitment to sound financial management and reducing its reliance on related party financing.

In addition, we had the following related party balances:

		As of	As of
		September 30,	September 30,
	Notes	2024	2023
Amounts due from related parties:
Uplus Academy LLC	(i)	-	118
Uplus Academy NLV LLC	(i)	-	16
		-	108

		As of	As of
		September 30,	September 30,
	Notes	2024	2023
Amounts due to related parties:
Bison Systems LLC	(ii)	-	85
Zhenwu (Wayne) Huang	(iii)	-	113
Phil Zheng	(iv)	-	40
		-	238

(i)	Uplus Academy LLC and Uplus Academy NLV LLC were both former subsidiaries of the Company that were disposed of on December 31, 2021. As of September 30, 2024, loans to Uplus Academy LLC and Uplus Academy NLV LLC were fully repaid.

(ii)	Bison Systems LLC was 100% owned by Zhenwu (Wayne) Huang, CEO and controlling stockholder of the Company and Zhenqiang (Michael) Huang, CFO and major stockholder of the Company. As of September 30, 2024, the loans from Bison Systems LLC were fully repaid.

(iii)	Zhenwu (Wayne) Huang, CEO and controlling stockholder of the Company, made multiple interest-free and non-maturity loans to the Company since the inception of the business to support the Company’s operations. As of September 30, 2024, the loans from Zhenwu (Wayne) Huang were fully repaid.

(iv)	Phil Zheng has served as the Company’s COO since February 2020. Phil Zheng made an interest-free and non-maturity loan to the Company in May 2023. As of September 30, 2024, the loan from Phil Zheng was fully repaid.

Policies and Procedures for Related Party Transactions

All future transactions between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

Director Independence

Our Board is responsible for determining the independence of our directors. For purposes of determining director independence, our board of directors has applied the definitions set forth in NASDAQ Rule 5605(a)(2) and the related rules of the SEC. Based upon its evaluation, our board of directors has affirmatively determined that the following directors meet the standards of independence: John Shigley, Stephen Markscheid and Saul Factor.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL year 2025

Appointment of Independent Registered Public Accounting Firm

The Audit Committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. Bush & Associates CPA LLC has served as our independent registered public accounting firm since 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Bush & Associates CPA LLC to serve as our independent registered public accounting firm for the year ending September 30, 2025. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to reconsider its appointment.

A representatives of Bush & Associates CPA LLC is not expected to attend the Annual Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

Audit, Audit-Related and All Other Fees

The following table sets forth the fees billed by our independent accountants, Bush & Associates CPA LLC (“Bush & Associates”) for the fiscal years ended September 30, 2024 and 2023.

	Year Ended September 30,
	2024	2023
Audit fees	$36,400	$42,500
Audit-related fees	$15,600	$18,000
Tax fees	$-	$-
All other fees	$-	$-

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Bush & Associates in connection with regulatory filings. The aggregate fees of Bush & Associates for professional services rendered for the audit of our annual financial statements, review of the financial information include in our filings with the SEC for the years ended September 30, 2024 and 2023 totaled approximately $36,400 and $42,500, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We paid Bush & Associates $15,600 and $18,000 for consultations concerning financial accounting and reporting standards for the years ended September 30, 2024 and 2023, respectively.

Tax Fees

We did not pay Bush & Associates for tax services, planning or advice for the years ended September 30, 2024 and 2023.

All Other Fees

We did not pay Bush & Associates for any other services for the years ended September 30, 2024 and 2023.

Procedures For Board Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended September 30, 2024 with both management and Bush & Associates CPA LLC, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended September 30, 2024 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Bush & Associates CPA LLC, Certified Public Accountants, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.

Submitted by the Audit Committee of the Board of Directors

John Shigley (Chair of the Audit Committee)
Stephen Markscheid
Saul Factor

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 requires the affirmative vote of a majority of the votes cast at this Annual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF BUSH & ASSOCIATES CPA LLC, CERTIFIED PUBLIC ACCOUNTANTS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE Fiscal year ending September 30, 2025.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 39,934,846 shares of Class A Common Stock outstanding and 113,214,000 shares of Class B Common Stock outstanding. Stockholders are entitled to ten (10) votes for each share of Class A Common Stock owned and 10 votes for each share of Class B Common Stock owned. In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. The affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting by proxy and that have voted is required for approval of proposal 2. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Annual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals and Director Nominations for 2026 Annual Meeting of Stockholders

Stockholders intending to present a proposal or propose a director nominee at our 2026 Annual Meeting must comply with the requirements set forth in the Bylaws and comply with the requirement of Rule 14a-8 of the Exchange Act. The Bylaws require, among other things, that a stockholder must have given timely notice any proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than seventy (70) days after such anniversary date then to be timely such notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public announcement of the date of such annual meeting was first made. Accordingly, for the 2026 Annual Meeting, assuming the meeting is held on or about September 29, 2026, notice of a nomination or proposal must be delivered to the Secretary of the Company no later than July 31, 2026 and no earlier than June 1, 2026. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. Proposals or nominations not submitted in accordance with such requirements will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals or nominations in the proxy materials for the 2026 Annual Meeting of Stockholders.

In the event the Company calls a special meeting of stockholders for the purpose of electing one (1) or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons for election to such position(s) as specified in the Company’s notice of meeting, if the stockholder’s notice, in proper written form as set forth in the Bylaws, shall be delivered to the Secretary of the Company at the principal executive office of the Company not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Secretary. A summary of all stockholder communications will be presented to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Second Amendment to Annual Report on Form 10-K/A for the fiscal year ended September 30, 2024. Such Report includes the Company’s audited financial statements for the 2024 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Zhenqiang (Michael) Huang, our Chief Financial Officer, at 2975 Lincoln Rd, Las Vegas, NV 89115.

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Warren Heit, General Counsel of the Company, at 2975 Lincoln Rd, Las Vegas, NV 89115.

RICHTECH ROBOTICS INC.
2975 LINCOLN RD
LAS VEGAS, NEVADA 89115
UNITED STATES

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79820-Z91150 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

RICHTECH ROBOTICS INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Withhold	
1.	Election of Stephen Markscheid to hold office until the 2028 Annual Meeting of Stockholders or his successor is elected and qualified.	☐	☐	

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

V79821-Z91150

RICHTECH ROBOTICS INC.
ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 29, 2025 10:00 AM PT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Zhenwu Huang and Zhenqiang Huang, and each of them, as proxies of the undersigned, with full power of substitution, to vote all the shares of Common Stock of Richtech Robotics Inc. held of record by the undersigned on August 25, 2025, at the Annual Meeting of Stockholders to be held on September 29, 2025, or any adjournment thereof.

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RICHTECH ROBOTICS INC.

Continued and to be signed on reverse side